                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BANK OF GRANITE CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:


                  -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         (5)      Total fee paid:

                  -------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         (3)      Filing Party:

                  -------------------------------------------------------------

         (4)      Date Filed:

                  -------------------------------------------------------------

                                BANK OF GRANITE
                                --CORPORATION--

                              23 NORTH MAIN STREET
                      GRANITE FALLS, NORTH CAROLINA 28630
                                 (704) 496-2000

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - APRIL 22, 2002

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Bank of Granite Corporation will be held on Monday, April 22, 2002 at 10:30 a.m. local time. The meeting will be held at the Holiday Inn - Select, 1385 Lenoir Rhyne Boulevard, S.E. (at Interstate 40, Exit #125), Hickory, North Carolina for the following purposes:

         1. To consider the election of seven persons named as directors/nominees in the Proxy Statement dated March 22, 2002, which accompanies the Notice;

         2. To consider the ratification of the selection of Deloitte & Touche LLP as Bank of Granite Corporation's independent Certified Public Accountants for the fiscal year ending December 31, 2002; and

         3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 4, 2002 are entitled to receive notice of, and to vote at, this meeting.

Bank of Granite Corporation's 2002 Annual Shareholders Meeting proxy Ballot, Proxy Statement and its 2001 Annual Report are enclosed with this Notice.

YOUR VOTE AND PROMPT RESPONSE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY OF COURSE, WITHDRAW YOUR PROXY AND VOTE IN PERSON. YOUR PROMPT RESPONSE WILL SAVE YOUR COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION.


                                    By order of the Board of Directors
                                    BANK OF GRANITE CORPORATION

                                    /s/ John A. Forlines, Jr.
                                    -------------------------------------------
Granite Falls, North Carolina       JOHN A. FORLINES, JR.
March 22, 2002                      Chairman and Chief Executive Officer

                [Map to Annual Meeting location presented here]

                                BANK OF GRANITE
                                --CORPORATION--

-------------------------------------------------------------------------------
                                PROXY STATEMENT
-------------------------------------------------------------------------------
                 SOLICITATION, VOTING AND REVOCABILITY OF PROXY

General

The accompanying Proxy is solicited by the Board of Directors of Bank of Granite Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on April 22, 2002, and any adjournment thereof. The time and place of the meeting is set forth in the accompanying Notice of Meeting. The approximate date on which this Proxy Statement and the accompanying Proxy are first being sent or given to Shareholders of the Company is March 22, 2002.

A copy of the Company's 2001 Annual Report including financial statements is included with this Proxy Statement and has been sent to each person who was a shareholder of record as of the close of business on March 4, 2002. The Company will also provide to any shareholder, without charge, a copy of the Annual Report for 2001 filed on Form 10-K with the Securities and Exchange Commission (the "SEC") upon written request to Kirby A. Tyndall, Secretary, Bank of Granite Corporation, P.O. Box 128, Granite Falls, North Carolina, 28630. Shareholders and other interested parties may also obtain the Company's recent filings with the SEC from the Company's Internet site at www.bankofgranite.com or through the SEC's Internet site at www.sec.gov by searching for the Company's Central Index Key of 0000810689.

Solicitation

All expenses of preparing, printing, and mailing the Proxy and all material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited in person or by telephone by directors, officers, and other employees of the Company, none of whom will receive additional compensation for their services.

Revocability of Proxy

This proxy shall be revocable at any time prior to its exercise by filing a written request with Kirby A. Tyndall, Secretary of the Company, by voting in person at the Shareholders' Meeting, or by presenting a duly executed proxy bearing a later date.

Voting Securities and Vote Required for Approval

At the close of business on March 4, 2002, the record date, the Company had 10,935,675 shares of Common Stock outstanding, par value $1.00 per share, which is the only class of stock outstanding. Only the holders of record of Common Stock of the Company at the close of business on March 4, 2002 are entitled to receive notice of the Annual Meeting of Shareholders and to vote on such matters to come before the Annual Meeting or any adjournment thereof.

Presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and any adjournment thereof.

Under Proposal 1 (the Election of Directors), the directors are elected by plurality. The approval of Proposal 2 (the Ratification of the Selection of the Company's Independent Accountants) and approval of all other items which may be submitted to the shareholders for their consideration at the Annual Meeting requires the affirmative vote of a majority of shares present and voting. Each shareholder is entitled to one (1) vote for each share of Common Stock held by him or her at the close of business on the record date, March 4, 2002. Cumulative voting is not permitted, and shareholders do not have dissenters rights with respect to any of the matters to be considered.

On all proposals, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the outcome of the vote on such proposals.

The Board of Directors unanimously recommends a vote in favor of Proposals 1 and 2. Each Proxy, unless the shareholder otherwise specifies, will be voted in favor of Proposals 1 and 2. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with his or her specifications. Executed but unmarked Proxies that are returned to the Company will be voted (1) in favor of the proposed slate of directors and (2) in favor of the ratification of Deloitte & Touche LLP as the Company's independent accountants. Shareholders may designate a person or persons other than those named in the enclosed Proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matter or business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same, but the management and Board of the Company do not know of any other matter or business to come before the Annual Meeting.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

To the knowledge of the Company, no individual shareholder owned beneficially more than five percent (5%) of the Company's outstanding Common Stock on the record date.

On the record date, the Company's Common Stock was owned by approximately 5,190 individuals and other entities, holding Stock either as holders of record, holders of shares registered in street name or as beneficial owners.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                          AND COMMITTEES OF THE BOARD

The Boards of Directors of both the Company and its bank subsidiary, Bank of Granite (the "Bank") are composed of the same persons. The Board of Directors of the Company's mortgage bank subsidiary, GLL & Associates, Inc. ("GLL") is composed of the Company's President, the Company's Secretary/Treasurer and GLL's President.

During the fiscal year ended December 31, 2001, the Company's Board of Directors held 13 meetings, the Bank's Board of Directors held 12 meetings and GLL's Board of Directors held 4 meetings. All members of the Boards of Directors attended more than 75% of the total number of meetings of the Boards of Directors and the total number of meetings held by committees of the Boards of which they are members.

The boards of directors for the Company and Bank are composed of the same persons, and the directors are paid an annual retainer of $6,500 and fees of $200 for attendance at each monthly and special meeting of the Company's Board. GLL directors were paid $200 for attendance at each quarterly meeting of GLL's Board. Directors received no additional compensation for attending committee meetings. The Bank's Board of Directors supervises the Bank's compensation matters and functions as the Bank's executive committee. The Company's Board has standing audit and nominating committees. The functions, composition and frequency of meetings for the audit and nominating committees in fiscal year 2001 were as follows:

NOMINATING COMMITTEE - The Nominating Committee is composed of directors John
A. Forlines, Jr., Barbara F. Freiman, Hugh R. Gaither and Charles M. Snipes. The Nominating Committee makes recommendations to the Board of Directors with respect to nominees for election as directors. The Nominating Committee would consider shareholder nominees for Company and Bank Board membership. Any shareholder wishing to nominate a candidate for director must follow the procedures set forth in the section of this Proxy Statement entitled "Proposals For 2003 Annual Shareholders Meeting." During 2001, the Nominating Committee held 1 meeting.

COMPENSATION COMMITTEE - The Company's entire Board of Directors, which acts as the Compensation Committee, annually reviews and approves the compensation of all of the Company's executive officers and considers recommendations by the Company's management regarding the granting of incentive stock options. The Compensation Committee reports annually to the Company's shareholders as set forth in the section of this Proxy Statement entitled "Board Report On Executive Officer Compensation." During 2001, the Compensation Committee held 1 meetings.

AUDIT COMMITTEE - The Audit Committee is composed of directors Paul M. Fleetwood, III, Barbara F. Freiman and Boyd C. Wilson, Jr., CPA. The Audit Committee, whose members are neither officers nor employees of the Company or Bank, provides general oversight of the internal audit function, reviews the findings of external audits and examinations, evaluates the adequacy of the Bank's insurance coverage, and reviews the activities of the Bank's regulatory compliance efforts. All of the members of the Audit Committee are "independent" within the meaning of the rules promulgated by the Nasdaq Stock Market(R). During 2001, 4 meetings were held. All Audit Committee members attended more than 75% of the total number of Audit Committee meetings held during the fiscal year 2001.

                    AUDIT COMMITTEE REPORT AND CHARTER

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors (the "Board"), the Audit Committee of the Board (the "Audit Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2001, the Audit Committee held 4 meetings, and the Audit Committee Chair, as representative of the Audit Committee, discussed the interim financial information contained in each quarterly report with the CFO and independent auditors prior to the publication or filing of such quarterly report.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors, and the Board concurred in such recommendation.

The Audit Committee has considered whether the provision of non-audit services by its independent auditors is compatible with maintaining the principal accountant's independence.


                          BANK OF GRANITE CORPORATION
                   Audit Committee of the Board of Directors
                         Paul M. Fleetwood, III, Chair
                               Barbara F. Freiman
                            Boyd C. Wilson, Jr., CPA

                         ELECTION OF DIRECTORS/NOMINEES
                                  (Proposal 1)

Seven (7) directors are being considered for election at the Annual Meeting, each to hold office for one year or until a successor is elected and qualified. The Company Board's directors/nominees are shown below along with biographical summaries and beneficial ownership of Common Stock. The information is presented, unless otherwise indicated, as of March 4, 2002.

All of the directors/nominees shown below have been previously elected as directors by the Company's shareholders and are currently serving on the Board of Directors.

In the event a director/nominee declines or is unable to serve as director, which is not anticipated, the shares represented by proxy will be voted for the Board's substitute nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS ELECT THE DIRECTORS/NOMINEES SHOWN IN THE FOLLOWING TABLE BY VOTING FOR PROPOSAL 1.

          DIRECTORS/NOMINEES AND NONDIRECTOR EXECUTIVE OFFICERS

Biographical summaries of the Company's directors/nominees and executive officers are presented below.

DIRECTORS/NOMINEES

JOHN N. BRAY is President of Vanguard Furniture, Inc., a furniture manufacturing company headquartered in Hickory, North Carolina, where he has served in such capacity since 1970. Mr. Bray has also served as Director of Vanguard Furniture since 1970 and as Director of the Company and Bank since 1992.

PAUL M. FLEETWOOD, III, is President of Corporate Management Services, Inc., a real estate management company, and Catawba Valley Building Supply, Inc., a retail supplier of building materials, both of Hickory, North Carolina, where he has served in such capacities since 1977. Mr. Fleetwood has served as Director of the Company and Bank since 1998.

JOHN A. FORLINES, JR. has served as Chairman and Chief Executive Officer of the Company since 1987 and as Chairman of the Bank since 1972. Mr. Forlines served as Chief Executive Officer of the Bank from 1954 until 1994. Mr. Forlines has served as Director of the Company since 1987 and Bank since 1954.

BARBARA F. FREIMAN has served as a fund raising consultant since 2000. Prior to 2000, Ms. Freiman served as Executive Director of the Foundation of Caldwell Community College and Technical Institute from 1986 until 2000. Ms. Freiman has served as Director of the Company and Bank since 1989.

HUGH R. GAITHER is President and Chief Executive Officer of Flagship Brands, LLC, a hosiery distributor headquartered in Newton, North Carolina, where he has served in such capacity since 2001. Prior to 2001, Mr. Gaither served as President and Chief Executive Officer of Ridgeview, Inc., where he has served in such capacity from 1975 to 2001. Mr. Gaither has served as Director of the Company and Bank since 1997.

CHARLES M. SNIPES has served as President of the Company since 1994 and as President and Chief Executive Officer of the Bank since 1994. Mr. Snipes has served as Director of the Company since 1987 and the Bank since 1982. Mr. Snipes has also served as Chairman and Director of GLL since 1997. In addition, Mr. Snipes has served as Director of Vanguard Furniture, Inc. since 1969.

BOYD C. WILSON, JR., CPA is Vice President of Finance and Administration of Kincaid Furniture Company, Inc., a furniture manufacturer located in Hudson, North Carolina, where he has served in such capacity since 1990. Mr. Wilson has served as Director of the Company and Bank since 1996.

NONDIRECTOR EXECUTIVE OFFICERS

KIRBY A. TYNDALL, CPA is Senior Vice President, Secretary, Treasurer and Chief Financial Officer of the Company, Bank and GLL, where he has served in such capacities since 1997. Mr. Tyndall has also served as Director of GLL since 1997. From 1989 until 1997, Mr. Tyndall served as Senior Vice President and Chief Financial Officer of another community bank in North Carolina.

GARY L. LACKEY is President and Chief Executive Officer of GLL, where he has served in such capacities since he founded GLL in 1985. Mr. Lackey has also served as Director of GLL since 1985. The Company acquired GLL in 1997.

The number of shares of Bank of Granite Corporation stock beneficially owned by the directors/nominees and nondirector executive officers are those owned as of March 4, 2002. Unless otherwise indicated, each director/nominee or nondirector executive officer has sole voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The source of information provided in the table is the Company's shareholder records.

     Name of                                                                                                Ownership
  Director/Nominee                                          Age on                  Amount and Nature         as % of
   or Nondirector          Principle Occupation             Dec. 31,   Director       of Beneficial            Common
  Executive Officer        during last five years            2001      Since           Ownership               Stock
-----------------------------------------------------------------------------------------------------------------------
DIRECTORS/NOMINEES
JOHN N. BRAY                President, Vanguard                59        1992           4,086 direct               (*)
Hickory, N.C.                 Furniture, Inc.                                         1,175 indirect(2)
-----------------------------------------------------------------------------------------------------------------------
PAUL M. FLEETWOOD, III      President, Corporate               54        1998         113,000 direct             1.03%
Hickory, N.C.               Management Services,                                          - indirect
                           Inc. and Catawba Valley
                           Building Supply, Inc.
-----------------------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR.        Chairman and Chief                83        1954 (1)     540,242 direct             5.03%
Granite Falls, N.C.       Executive Officer of the                                   10,000 indirect(3)
                           Company (since 1987);
                            Chairman of the Bank
                            (since 1972); (Chief
                            Executive Officer of
                             the Bank, 1954-94)
-----------------------------------------------------------------------------------------------------------------------
BARBARA F. FREIMAN        Fund Raising Consultant              67        1989           6,818 direct               (*)
Lenoir, N.C.                                                                          2,340 indirect(2)
-----------------------------------------------------------------------------------------------------------------------
HUGH R. GAITHER             President and Chief                51        1997             216 direct               (*)
Newton, N.C.                 Executive Officer,                                           - indirect
                            Flagship Brands, LLC
-----------------------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES             President of the                 68        1982 (1)     134,912 direct             1.52%
Hickory, N.C.              Company (since 1994);                                     21,250 indirect(2)
                            President and Chief                                      10,000 indirect(3)
                          Executive Officer of the
                             Bank (since 1994);
                           Chairman and Director
                            of GLL;  Director of
                          Vanguard Furniture, Inc.
-----------------------------------------------------------------------------------------------------------------------
BOYD C. WILSON,          Vice President of Finance             49       1996            5,440 direct               (*)
  JR., CPA               &  Administration, Kincaid                                   5,947 indirect(2)
Hudson, N.C.                 Furniture Company
-----------------------------------------------------------------------------------------------------------------------
NONDIRECTOR EXECUTIVE OFFICERS
KIRBY A. TYNDALL, CPA    Secretary, Treasurer and              46        n/a            1,875 direct               (*)
Hickory, N.C.             Chief Financial Officer                                     6,800 indirect (3)
                              of the Company,
                               Bank and GLL;
                              Director of GLL
-----------------------------------------------------------------------------------------------------------------------
GARY L. LACKEY            Chief Executive Officer              51        n/a            1,500 direct               (*)
Clemmons, N.C.              and Director of GLL                                       1,350 indirect (3)
-----------------------------------------------------------------------------------------------------------------------
Director/Nominees and Nondirector Executive Officers                                  808,089 direct             7.93%
as a Group (9 persons)                                                               58,862 indirect (2,3)
-----------------------------------------------------------------------------------------------------------------------

Notes:   (*) Indicates beneficial ownership of less than 1%.
         (1) The Company was organized as the holding company for the Bank on January 30, 1987.
         (2) Shares of stock indirectly owned include those held in their spouse's name or by corporations controlled by such individuals.
         (3) The indirect stock ownership shown for the executive officers consists of those shares of Company Common Stock obtainable by such individuals within 60 days of March 4, 2002.

                           SUMMARY COMPENSATION TABLE

The following table summarizes current and long-term compensation and provides separate columns for stock-related compensation for each executive officer of the Company and its subsidiaries, Bank of Granite ("Bank") and GLL & Associates, Inc. ("GLL") whose total salary and bonus exceeded $100,000 for 2001.

                                                                             Compensation
                                                          -----------------------------------------------------
                                                                    Annual             Long-term
                                                          ----------------------------------------
                                                                                       Securities    All Other
          Name and                                           Base                      Underlying     Compen-
     Principal Position                        Year         Salary        Bonus (1)    Options (2)   sation (3)
---------------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR                           2001       $ 256,600       $ 54,240        5,000       $ 39,236
Company Chairman and Chief                     2000       $ 249,100       $ 45,300         none       $ 53,726
Executive Officer; Bank Chairman               1999       $ 235,000       $ 45,700        5,000       $ 42,859
---------------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES                              2001       $ 204,800       $ 43,440        5,000       $ 80,649
Company President;                             2000       $ 195,000       $ 36,200         none       $ 47,716
Bank President and Chief Executive             1999       $ 187,500       $ 36,500        5,000       $ 37,429
Officer; GLL Chairman and Director
---------------------------------------------------------------------------------------------------------------
KIRBY A. TYNDALL, CPA                          2001       $ 106,000       $ 22,320        3,000       $ 13,504
Company, Bank and GLL                          2000       $ 100,000       $ 18,500         none       $ 18,821
Secretary, Treasurer and Chief                 1999       $  90,000       $ 17,800        3,000       $ 13,874
Financial Officer, GLL Director
---------------------------------------------------------------------------------------------------------------
GARY L. LACKEY                                 2001       $ 120,000       $ 95,906        1,000       $ 13,250
GLL President and Chief Executive              2000       $ 120,000       $ 13,722         none       $ 13,000
Officer, GLL Director                          1999       $ 100,000       $ 60,316        1,000       $ 12,600
---------------------------------------------------------------------------------------------------------------

Notes:   (1) Figures shown represent actual incentive cash bonuses earned and accrued during the year indicated.

         (2) Figures shown represent number of shares of Company Common Stock subject to options which were awarded to the named executive officers shown during the years indicated.

         (3) Figures shown include amounts contributed by the Bank to its Profit-sharing Plan and by GLL to its 401(k) Plan (the "Plans") and allocated to the indicated executive officer's accounts. The plans are "tax qualified" under section 401(a) of the Internal Revenue Code and cover all employees. The following amounts were contributed to the indicated accounts:
             Mr. Forlines $13,600 in 2001, $25,500 in 2000 and $19,200 in
             1999; Mr. Snipes $13,600 in 2001, $25,500 in 2000 and $19,200
             in 1999; Mr. Tyndall $9,960 in 2001, $17,670 in 2000 and
             $12,936 in 1999; and Mr. Lackey $5,250 in 2001, $5,000 in 2000
             and $4,600 in 1999.

             Figures shown also indicate amounts contributed by the Bank to the indicated executive officer's Supplemental Executive Retirement Plan ("SERP") accounts. Because of Internal Revenue Code limitations on amounts which can be contributed to the named executive's Profit-sharing Plan accounts, the SERP was implemented by the Bank during 1994 to help replace those contributions "lost" by the named executives due to these limitations. Participation in the SERP is determined by the Board of Directors. The SERP is not a qualified plan under the Internal Revenue Code. Contribution earnings are determined by the Compensation Committee. The following amounts were contributed to the indicated accounts: Mr. Forlines $10,947 in 2001, $18,721 in 2000, and $15,039 in 1999; and
             Mr. Snipes $5,680 in 2001, $9,225 in 2000 and $7,716 in 1999.

             Figures shown further include amounts accrued by the Bank to the indicated executive officer's Supplemental Executive Retirement Plan for Bank officers ("Officers' SERP") benefit liability accounts. During 2001, the Bank replaced its split-dollar life insurance arrangements with its officers by adopting a non-tax qualified Officers' SERP to supplement the benefit each officer can receive under the Bank's tax-qualified profit sharing retirement plan. Once the officer has completed 7 full years of service with the Bank, the Officers' SERP is designed to provide a benefit to the officer at the normal retirement age of 65, or thereafter, or an early retirement age of 50. Benefits are payable for 10 years for certain officers or life for certain officers. Actual retirement benefits payable under the Officers' SERP are dependent on an indexed retirement benefit formula, which accrues benefits equal to the excess of the aggregate annual after-tax income from informally associated life insurance contracts over the Bank's opportunity costs related to the Officers' SERP. Because retirement benefits payable under the Officers' SERP are dependent on the performance of insurance contracts, the performance of such contracts is not guaranteed by the Bank. In the event of an officer's termination of employment for any reason, other than for cause, the officer is 100% vested after 7 or more full years of service with the Bank after the officer has attained the age of 18. In the event of the officer's termination of employment due to disability or change of control of the Company or the Bank, payments from the plan would begin at the officer's normal or early retirement age and the officer shall be 100% vested in the entire retirement benefit amount. The following amounts were accrued in 2001 to the indicated benefit liability accounts of the named executive officers: Mr. Forlines $4,116; Mr. Snipes $49,121 and Mr. Tyndall $2,564.

             In connection with the Officers' SERP, the Bank has also entered into Life Insurance Endorsement Method Split Dollar Agreements (the "Agreements") with the officers covered under the Officers' SERP. Under the Agreements, in the event of the officer's death, the officer's beneficiary will receive the lesser of 2 times the officer's salary at the time of death or 100% of the net-at-risk life insurance of the policy, which is defined as the death benefit in excess of cash value, together with any remaining balance in the liability reserve account.

             The Bank's Profit-Sharing Plan and related SERP are noncontributory defined contribution plans. The Company, Bank and GLL do not currently offer defined benefit plans as a part of employee benefits.

             The remaining amounts include (i) the value of certain life insurance premiums paid for the indicated executives, based on the term insurance value of such payments as calculated under the Internal Revenue Code P.S. 58 rates or those of the insurer, if lower, and includable in the executive's taxable income for the year, (ii) the value of the personal use portion of the Company's vehicles provided to the executive and (iii) director fees. In 2001, the value of life insurance premiums paid were $938 for Mr. Forlines, $1,478 for Mr. Snipes and $180 for Mr. Tyndall. Also for 2001, the values for the personal use of vehicles were $535 for Mr. Forlines, $870 for Mr. Snipes and $7,200 for Mr. Lackey. Director fees for 2001 were $9,100 for Mr. Forlines, $9,900 for Mr. Snipes, $800 for Mr. Tyndall and $800 for Mr. Lackey.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information with respect to options or stock appreciation rights ("SAR's") granted to the named executive officers during 2001.

                                                            Individual Grants                       Potential Realizable
                                                                                                     Value at Assumed
                                                                                                    Annual Rates of Stock
                                                                                                     Price Appreciation
                                                                                                      for Option Term
                                        -----------------------------------------------------------------------------------
                                         Number of    % of Total
                                         Securities     Options                                         Appreciation
                                         Underlying    Granted to   Exercise or                           Assumed at
         Name and                         Options      Employees    Base Price     Expiration          5%             10%
     Principal Position                  Granted(1)    in 2001(2)  ($/share)(3)      Date(4)           (5)            (6)
---------------------------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR.                       5,000        23.8%       $ 19.90       05/14/2006       $ 27,490       $ 60,746
Company Chairman and Chief
Executive Officer; Bank Chairman
---------------------------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES                           5,000        23.8%       $ 19.90       05/14/2006       $ 27,490       $ 60,746
Company President;
Bank President and Chief Executive
Officer; GLL Chairman and Director
---------------------------------------------------------------------------------------------------------------------------
KIRBY A. TYNDALL, CPA                       3,000        14.3%       $ 19.90       05/14/2006       $ 16,494       $ 36,447
Company, Bank and GLL
Secretary, Treasurer and Chief
Financial Officer, GLL Director
---------------------------------------------------------------------------------------------------------------------------
GARY L. LACKEY                              1,000         4.8%       $ 19.90       05/14/2006       $  5,498       $ 12,149
GLL President and Chief Executive
Officer, GLL Director
---------------------------------------------------------------------------------------------------------------------------

Notes:   (1) Figures indicate number of shares of stock with respect to which options were granted under the Plan to the indicated executive officer during 2001. The price at which shares of Company Common Stock may be purchased upon the exercise of options under the Plan is equal to 100% of the fair market value of the Company's Common Stock on the date the options are granted. All options granted pursuant to the Plan must be exercised within 5 years from the date of grant. Outstanding options must also be exercised during employment or within 3 months after a participating executive's termination of service. If termination of service is by reason of death, an option my be exercised by the executive's legal representative or beneficiary within one year after the date of death. Options granted under the plan are subject to applicable income tax withholding requirements and are not transferable by the holder except by will or by the laws of descent and distribution, and shall be exercisable, during the participating key executive's lifetime, only by the key employee.
         (2) Percent shown indicates options awarded to indicated executive officer as a percentage of total options granted to all Plan participants during 2001.
         (3) The exercise or base price is the dollar amount at which each share of stock subject to option may be acquired by the indicated executive officer. The exercise or base price is the closing market price per share of the Common Stock on the date of the award of the option.
         (4) The date shown indicates the date upon which the options granted will expire.
         (5) The dollar values shown represent the potential realizable value of the grant of options at an assumed 5.0% annualized appreciation rate in the price of Company Common Stock. The potential realizable value is calculated under the following formula: [(A x B) - A] x C, where A = $19.90, the exercise price per share (which equals the market price at the time of the grant), B = 1.2763, the assumed rate of stock price appreciation (5%) compounded annually over the five-year term of the option; and C = the number of securities underlying the grant at year end 2001.
         (6) The dollar values shown represent the potential realizable value of the grant of options at an assumed 10% annualized appreciation rate in the price of Company Common Stock. The potential realizable value is calculated under the following formula: [(A x B) - A] x C, where A = $19.90, the exercise price per share (which equals the market price at the time of the grant), B = 1.6105, the assumed rate of stock price appreciation (10%) compounded annually over the five-year term of the option; and C = the number of securities underlying the grant at year end 2001.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       LAST FISCAL YEAR- END OPTION VALUES

The following table sets forth information with respect to the exercise of stock options by the named officers during 2001 and unexercised options held as of December 31, 2001.

                                            Shares                          Number of Securities           Value of Unexercised
                                          Acquired         Value                 Underlying                     In-the-Money
          Name and                       on Exercise     Realized          Unexercised Options at                Options at
      Principal Position                     (1)           (2)                 Fiscal Year-end                Fiscal Year-end (3)
---------------------------------------------------------------------------------------------------------------------------------
JOHN A. FORLINES, JR.                        3,375       $ 13,210       Exercisable          10,000       Exercisable       none
Company Chairman and Chief                                              Unexercisable         8,750       Unexercisable     none
Executive Officer; Bank Chairman
---------------------------------------------------------------------------------------------------------------------------------
CHARLES M. SNIPES                            3,375       $ 12,113       Exercisable          10,000       Exercisable       none
Company President;                                                      Unexercisable         8,750       Unexercisable     none
Bank President and Chief Executive
Officer; GLL Chairman and Director
---------------------------------------------------------------------------------------------------------------------------------
KIRBY A. TYNDALL, CPA                           --       $     --       Exercisable           6,800       Exercisable       none
Company, Bank and GLL                                                   Unexercisable         5,450       Unexercisable     none
Secretary, Treasurer and Chief
Financial Officer, GLL Director
---------------------------------------------------------------------------------------------------------------------------------
GARY L. LACKEY                                  --       $     --       Exercisable           1,350       Exercisable       none
GLL President and Chief Executive                                       Unexercisable         1,900       Unexercisable     none
Officer, GLL Director
---------------------------------------------------------------------------------------------------------------------------------

Notes:   (1) Indicates number of shares acquired by indicated executive officer through the exercise of options during 2001.
         (2) Dollar amounts represent the aggregate dollar value realized by the indicated executive officer upon the exercise of options during 2001. The aggregate dollar value realized is calculated based on the difference between the fair market value of Company Common Stock on the date of exercise, less the underlying option's exercise or base price.
         (3) Dollar amounts shown represent the value of stock options held by the indicated executive officers at year end 2001. Only those options which are "in the money" are reported. An option is considered to be "in the money" if the fair market value of the Company's Common Stock exceeds the exercise or base price of the shares subject to the options at year end 2001. For those options "in the money", value is computed based on the difference between fair market value of Company Common Stock at year end 2001 and the exercise or base price of the shares subject to the options. The value of options exercisable and unexercisable at year end 2001 is also shown.

              CHANGE-OF-CONTROL AGREEMENTS AND EMPLOYMENT CONTRACTS

CHANGE-OF-CONTROL AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

On January 1, 2002, Messrs. Forlines, Snipes and Tyndall each entered into a Change of Control Agreement with the Company and the Bank. Each agreement provides that in the event of a termination of the officer's employment in connection with, or within 36 months after, a change of control of the Company or the Bank, for reasons other than cause, the officer shall receive an amount equal to three times (i) his then current salary plus (ii) the average of the cash bonus paid to the officer by the Bank under the Bank's cash bonus incentive plan during the immediately preceding three years. Further, in such event, the officer shall continue to receive for a period of three years after his termination all benefits the officer was receiving and entitled to on his termination date, or the officer may elect to receive the dollar equivalent of such benefits. The officer may elect to receive all such payments either in one lump sum or in 36 equal monthly payments. In addition, the officer may terminate the agreement upon a change of control of the Company or the Bank if, within 36 months of such change of control, the officer is assigned duties inconsistent with his duties at the time of the change of control, the officer's annual base salary is reduced below the amount in effect prior to the change of control, the officer's benefits are reduced below the level prior to the change of control (unless benefits are reduced for all employees), or the officer is transferred to a location more than 50 miles from the officer's current principal work location. Each agreement further provides that, unless terminated by the Company or the Bank, notice of which must be given at least 13 months prior to the next anniversary date, the term automatically is extended for an additional three years on the same terms and conditions set forth in the agreement. Mr. Lackey had not entered into a Change of Control Agreement with the Company, because he entered into an Employment and Noncompetition Agreement with the Company, as is discussed below.

EMPLOYMENT AND NONCOMPETITION AGREEMENT WITH GLL'S CHIEF EXECUTIVE OFFICER

Mr. Lackey joined the Company in November 1997 when the Company acquired GLL, which he founded. Mr. Lackey and GLL entered into an Employment and Noncompetition Agreement (the "Agreement"), which is effective until December 31, 2003. The Agreement addresses, among other issues, Mr. Lackey's compensation, benefits and perquisites and agreement not to compete with GLL under certain circumstances. The non-competition provisions are no longer applicable if there is a change in control of the Company, as defined in the Agreement.

                 BOARD REPORT ON EXECUTIVE OFFICER COMPENSATION

All compensation paid to the Company's executive officers is paid by the Bank to such persons in their capacity as executive officers of the Bank. Accordingly, the compensation of such executives is reviewed and approved annually by the full Board of Directors of both the Bank and the Company, which consist of the same persons. This report is furnished by the Company's Board of Directors, which acts as the Company's Compensation Committee (the "Compensation Committee").

The fundamental philosophy of Bank of Granite Corporation's compensation program is to offer competitive compensation opportunities for all executive officers which are based both on the individual's contribution and on the Company's performance. The compensation paid is designed to retain and reward executive officers who are capable of leading the Company in achieving its business objectives in an industry characterized by complexity, competitiveness, and change. Annual compensation for the Company's CEO (and other executive officers) consists of three elements:

         -        Base salary;

         - An annual cash incentive that is directly and indirectly linked to Company and individual performance (with Company performance measured on the basis of Return on Assets); and

         - Long-term equity participation, consisting of the issuance of stock options, designed to better align the interests of executive officers with those of the Company's shareholders.

For the Company's executives (and CEO), base salary is targeted to approximate average salaries for individuals in similar positions with similar levels of responsibilities who are employed by other banking organizations of similar size. The Company frequently participates in local, state, and other salary / compensation surveys and has access to other published salary / compensation data. The results of such surveys are used by the Compensation Committee in helping to set appropriate levels of Company CEO and other executive officer base salaries.

For 2001, the Compensation Committee increased the CEO's base salary by 3.0%. The Compensation Committee determined that the 3.0% increase in the CEO's base salary was appropriate in light of two primary factors. The first factor was a desire by the Company to provide the CEO with a base salary comparable to that paid by other banking organizations of similar size and financial performance. The Company's Board of Directors annually reviews national, regional, statewide and local peer group salary data (to the extent available) in its determination of a comparable base salary. A second factor considered by the Compensation Committee was that the Company's 2.45% return on assets placed the Company among the banking industry's top performers during 2000.

For the Company's executives (and CEO), the annual cash incentive during the years 1999, 2000 and 2001 ranged from 11.4% to 79.9% of base salary. For the Bank's named executives, the annual cash incentive ranged from 18.2% to 21.2% of base salary. For GLL's named executive, the annual cash incentive ranged from 11.4% to 79.9% of base salary. For the Bank and GLL, this means that up to approximately 21.2% and 79.9%, respectively, of executive annual compensation was variable, could fluctuate significantly from year to year, and was directly and indirectly tied to business and individual performance. For the Company's CEO, the percentage of annual cash incentive for 2001 was 21.1% of base salary. The annual cash incentive for the Bank's named executives is based on the Bank's return on assets (ROA). The Bank's Board of Directors, in its discretion, sets the threshold ROA target, based in part on the Bank's financial performance in prior years and the performance of banking organizations of similar size in the Bank's general geographic region. If the threshold ROA target is achieved, a stated dollar amount will be paid into an incentive compensation pool. The incentive compensation pool amounts are then distributed among incentive plan participants based on such participants' base salaries as a percentage of all participants' base salaries. If the Bank earns a ROA above the threshold level, an increasing dollar incentive pool is created up to a maximum dollar amount at a predetermined ROA level. The Company continued the incentive plan for GLL's CEO that GLL had prior to the merger. The incentive plan for GLL's CEO is based on a percentage of GLL's earnings before income taxes.

For the Company's CEO, executives (and other key employees), stock options may be granted each year in the discretion of the Board of Directors. While no formal system is employed in determining the number of stock options granted, both in the aggregate and to any one individual, the Board does take into account the Company's current financial performance and the number of stock options previously granted.

This report is provided as a summary of current Board practice with regard to annual compensation review and authorization of executive officer compensation and with respect to specific action taken for the CEO.

Because executive officer and CEO salaries are not expected currently or in the near future to exceed those limitations provided under Section 162(m) of the Internal Revenue Code, the Board currently has no specific policy which addresses the income tax deductibility of "qualifying compensation" under this specific code section. However, the Company's 1997 Incentive Stock Option Plan was designed to provide that compensation deductions, if any, available to the Company with respect to remuneration under such plan are not subject to the deduction limitations of Section 162(m).

                           BANK OF GRANITE CORPORATION
                Compensation Committee of the Board of Directors
                               John N. Bray, Chair
                             Paul M. Fleetwood, III
                              John A. Forlines, Jr.
                               Barbara F. Freiman
                                 Hugh R. Gaither
                                Charles M. Snipes
                            Boyd C. Wilson, Jr., CPA

                      COMPENSATION COMMITTEE INTERLOCKS AND
                              INSIDER PARTICIPATION

The full Company Board of Directors serves as the Company's compensation committee. John A. Forlines, Jr. and Charles M. Snipes both served as members of the Company's and Bank's Board of Directors during 2001 and also served as Company and Bank executive officers. Mr. Forlines is the Chairman and CEO of the Company and Chairman of the Bank. Mr. Snipes is the President of the Company, President and CEO of the Bank and Chairman of GLL. While Mr. Forlines and Mr. Snipes specifically excluded themselves from any compensation committee discussions concerning their own compensation, they did participate in compensation committee discussions concerning the compensation of other executive officers.

                          SHAREHOLDER PERFORMANCE GRAPH

The performance graph shown on the following pages compares the Company's cumulative total return over the most recent five year period with the Nasdaq Total Return Index, the SNL Index of banks with assets of $500 million to $1 billion and an Independent Bank Index (reflecting changes in certain peer group bank stocks). The Company is in the process of changing its industry peer comparison to the SNL Index of banks with assets of $500 million to $1 billion from the Independent Bank Index constructed from publicly owned community banks in the southeastern United States. The Company believes that the SNL Index of banks with assets of $500 million to $1 billion more accurately reflects the Company's peer performance than the Independent Bank Index used in previous years. All of the stock performance data was independently prepared by SNL Financial LC of Charlottesville, Virginia.

The Independent Bank Index reflects the total return to shareholders of a group of 20 independent publicly owned community banks located in the southeastern states of Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia. The banks range in asset size from $235 million to $1.8 billion. Returns are shown on a total return basis which assumes the reinvestment of dividends. Due to the trend of mergers and consolidation in the banking industry, the composition of the Independent Bank Index is changed from year to year to replace community banks that have been acquired or otherwise changed their structure in such a way as to make them unrepresentative of the community banks represented in the Index. The following list contains the institutions included in the 2001 Independent Bank Index.

                                                                          Assets
Name, City, State                                                     ($ in millions)
United Security Bancshares, Inc., Thomasville, AL                       $    523
TIB Financial Corporation, Key Largo, FL                                     472
Seacoast Banking Corporation, Stuart, FL                                   1,226
Capital City Bank Group, Inc., Tallahassee, FL                             1,821
Fidelity National Corporation, Atlanta, GA                                   994
Southwest Georgia Financial Group, Moultrie, GA                              235
PAB Bankshares, Inc., Valdosta, GA                                           864
Four Oaks Fincorp, Inc., Four Oaks, NC                                       300
FNB Financial Services Corporation, Reidsville, NC                           705
First Bancorp, Troy, NC                                                    1,145
CNB Corporation, Conway, SC                                                  612
Community Financial Group, Inc., Nashville, TN                               482
National Bankshares, Inc., Blackburg, VA                                     645
FNB Corporation, Christiansburg, VA                                          954
Virginia Commonwealth Financial Corporation, Culpeper, VA                    505
Americal National Bankshares, Inc., Danville, VA                             573
Central Virginia Bankshares, Inc., Powhatan, VA                              250
Virginia Financial Corporation, Staunton, VA                                 536
C&F Financial Corporation, West Point, VA                                    404
First Century Bankshares Inc., Bluefield, WV                                 369

                           BANK OF GRANITE CORPORATION
                           Five Year Performance Index

             [Chart of Five Year Stock Performance presented here]

                                                    1996     1997      1998      1999      2000      2001
                                                    ----     ----      ----      ----      ----      ----
Bank of Granite Corporation                         100       107       122        96       106        92
SNL $500M-$1B Bank Asset-Size Index                 100       163       160       148       142       184
Nasdaq Composite Total Return Index(*)              100       122       173       321       193       153
Independent Bank Index                              100       132       136       120       110       140

(C) 2002 SNL Financial LC, Charlottesville, Virginia
*Source: CRSP, Center for Research in Security Prices, Graduate School of
         Business, The University of Chicago 2002

The average compound annual returns for the five-year period ended December 31, 2001 were -1.7% for the Company, 13.0% for the SNL $500M-$1B Bank Asset-Size Index, 8.9% for the Nasdaq Composite Total Return Index and 7.0% for the Independent Bank Index. Returns by year for the Company and the three indices are presented below.

                                            1997          1998         1999          2000          2001
                                            ----          ----         ----          -----         -----
Bank of Granite Corporation                  7.0%         14.0%        -21.3%         10.4%        -13.2%
SNL $500M-$1B Bank Asset-Size Index         63.0%         -1.8%         -7.5%         -4.1%         29.6%
Nasdaq Composite Total Return Index         22.0%         41.8%         85.5%        -39.9%        -20.7%
Independent Bank Index                      32.0%          3.0%        -11.8%         -8.3%         27.3%

                    TRANSACTIONS WITH OFFICERS AND DIRECTORS

The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others; and, in the opinion of Company management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership of Company Common Stock and reports of changes in ownership. Executive officer, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based on a review of the Section 16(a) reports furnished to the Company, all
Section 16(a) filings required of its directors and executive officers for 2001 were made, to the Company's knowledge and belief, in a timely manner.

                    RATIFICATION OF SELECTION OF ACCOUNTANTS
                                  (Proposal 2)

The Board of Directors of the Company has selected the firm of Deloitte & Touche LLP as independent Certified Public Accountants to audit the consolidated financial statements of the Company for the year ending December 31, 2002. The firm is to report on the Company's consolidated balance sheets, and related consolidated statements of income, comprehensive income, cash flows, and changes in shareholders' equity, and to perform such other appropriate accounting services as may be required by the Board of Directors. It is expected that representatives of Deloitte & Touche LLP, who also served as the Company's accounting firm for the past fiscal year, will be present at the shareholders' meeting. They will be provided with any opportunity to make a statement if they desire to do so and to answer appropriate questions which may be raised at the meeting.

Principal Accounting Firm Fees

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2001 and for the reviews of the consolidated financial statements included in the Company Quarterly Reports on Form 10-Q for the year were $89,250.

Financial Information Systems Design and Implementation Fees

There were no fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the year ended December 31, 2001.

All Other Fees

For the year ended December 31, 2001, the aggregate fees billed by Deloitte for services rendered to the Company were $47,975, including audit related services of $35,975 and tax compliance services of $12,000. Audit related services generally include fees for other attest services for certain subsidiary companies and work on SEC registration statements.

The Board of Directors unanimously recommends that the shareholders ratify the appointment of Deloitte & Touche LLP as the Company's Independent Certified Public Accountants for the year ending December 31, 2002 by voting FOR Proposal 2.

                 PROPOSALS FOR 2003 ANNUAL SHAREHOLDERS MEETING

From time to time, individual shareholders may wish to submit proposals which they believe should be voted upon by the Company's shareholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in the Company's annual proxy materials. No such proposals were submitted for the 2002 Annual Meeting. Shareholder proposals intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Secretary of the Company at its executive office, 23 North Main Street, P.O. Box 128, Granite Falls, North Carolina 28630 no later than November 27, 2002 (which is 120 days prior to the expected date of the 2003 Proxy Statement) in order to be eligible for inclusion in the Company's Proxy Ballot and Proxy Statement for the 2003 Annual Meeting.

While the Company's Nominating Committee normally recommends and nominates individuals to serve as directors of the Company, shareholders may also nominate candidates for director, provided that such nominations are made in writing and are received by the Company at its executive offices not later than December 27, 2002 (which is 90 days prior to the expected date of the 2003 Proxy Statement). The nomination should be sent to the attention of the Company Secretary and must include, concerning the director nominee, the following information: full name, age, date of birth, educational background and business experience, including positions held for at least the preceding five years. The nomination must also include home and business addresses and telephone numbers and include a signed representation by the nominee to timely provide all information requested by the Company as part of its disclosure in regard to the solicitation of proxies for the election of directors. The name of each such candidate for director must be placed in nomination at the Annual Meeting by a shareholder present in person. The nominee must also be present in person at the meeting. A vote for a person who has not been duly nominated pursuant to these requirements is void.

                                 OTHER BUSINESS

Management of the Company knows of no other business to be presented to the meeting. If other matters should properly come before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying Proxy in accordance with the judgment of the person or persons voting the same.

All shareholders are invited to attend the Annual Meeting of Shareholders on April 22, 2002 at 10:30 a.m., at the Holiday Inn - Select, 1385 Lenoir Rhyne Boulevard, S.E. (at Interstate 40, Exit #125), Hickory, North Carolina. At the meeting you may vote your shares in person. Even if you plan to attend, however, please sign and return your Proxy promptly. A Proxy may be revoked at any time before it is voted, and the giving of a Proxy will not affect the right of a shareholder to attend the meeting and vote in person.

                                            By Order of the Board of Directors
                                            BANK OF GRANITE CORPORATION

                                            /s/ Kirby A. Tyndall
                                            ----------------------------------
Granite Falls, North Carolina               KIRBY A. TYNDALL
March 22, 2002                              Secretary

                         (*****)  SAMPLE BALLOT  (*****)
[X] PLEASE MARK VOTES            EVOCABLE PROXY
    AS IN THIS EXAMPLE     BANK OF GRANITE CORPORATION

                                                                                             With-    For All
THIS PROXY IS SOLICITED ON BEHALF OF THE                                               For    hold    Except
BOARD OF DIRECTORS.                                         1. ELECTION OF DIRECTORS   [_]    [_]      [_]
                                                               John N Bray
                                                               Paul M. Fleetwood, III
The undersigned hereby appoints John A.                        John A. Forlines, Jr.
Forlines, Jr., John N. Bray, and Barbara                       Barbara F. Freiman
F. Freiman, or each of them, as Proxies,                       Hugh R. Gaither
each with the power to appoint his or her                      Charles M. Snipes
substitute and hereby authorizes each of                       Boyd C. Wilson, Jr., CPA
them to represent and to vote as                            INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
designated below all the shares of Common                   FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL
Stock held on record by the undersigned                     EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
on March 4, 2002, at the Annual Meeting                     THE SPACE PROVIDED BELOW.
of Shareholders to be held on April 22,
2002, or any adjournment thereof.                           --------------------------------------------------

                                                                                       For   Against  Abstain
                                                            2. THE RATIFICATION OF     [_]     [_]      [_]
                                                               THE ACCOUNTING FIRM DELOITTE &
                                                               TOUCHE LLP as the Corporation's Independent Certified Public
                                                               Accountants for the year ending December 31, 2002.

                                                            3. In their discretion, the Proxies are
                                                               authorized to vote upon other such
                                                               business as may properly come before
                                                               the meeting.

                                                            SHARES OF COMMON STOCK OF THE CORPORATION
Please be sure to sign and                                  WILL BE VOTED AS SPECIFIED. IF NO
date this Proxy in the                                      SPECIFICATION IS MADE, SHARES WILL BE VOTED
spaces below.               Date                            FOR PROPOSAL 1 TO ELECT THE BOARD OF
                                                            DIRECTORS' NOMINEES TO THE BOARD OF
                            ------------------              DIRECTORS, FOR PROPOSAL 2 TO RATIFY THE
                                                            ACCOUNTING FIRM OF DELOITTE & TOUCHE, LLP AS
                                                            THE CORPORATION'S AUDITORS, AND OTHERWISE AT
----------------------------------------------              THE DISCRETION OF THE PROXIES.
Shareholder sign above  Co-holder (if any)
                        sign above
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   Detach above card, sign, date and mail in postage paid envelope provided.
                           BANK OF GRANITE CORPORATION

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of the Shareholders of the Corporation called for April 22, 2002, a Proxy Statement for the Annual Meeting, the Annual Report on Form 10-K and the 2001 Annual
Report to Shareholders.

Please sign EXACTLY as your name(s) appear(s) on this proxy card. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

                          YOUR VOTE IS IMPORTANT TO US!
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY